UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2018

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5501 LBJ Freeway, 5th Floor, Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)
(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 3, 2018, Wingstop Inc. (the "Company") appointed Larry Kruguer to the position of Executive Vice President and Chief Operating Officer. Mr. Kruguer, age 52, has served as the Company's President of International Operations since June 2015. Prior to joining the Company, he was at Wendy's International, where he served as Vice President, International Joint Ventures and Key Markets from October 2014 to June 2015, Vice President, International Business Development and Finance from January 2010 to October 2014 and Vice President, International Marketing from October 2007 to January 2010. Prior to his time with Wendy’s International, Mr. Kruguer was the President and Managing Partner of Prontowash USA, a global car wash services company, from January 2002 to October 2007. From October 1998 to August 2001, he served as Vice President, Marketing and Strategic Alliances for SportsLine.com, a CBS Sports affiliate. Mr. Kruguer has also held management positions with Alamo-Autonation and American Express.

Mr. Kruguer’s compensation as Executive Vice President and Chief Operating Officer has not yet been determined. There are no arrangements or understandings between Mr. Kruguer and any other persons pursuant to which he was appointed as Executive Vice President and Chief Operating Officer. In addition, since January 1, 2017, there have been no transactions, and there are no currently proposed transactions, to which the Company was or is a participant and in which Mr. Kruguer had or is to have a direct or indirect material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K.

On January 5, 2018, the Company issued a press release announcing the appointment of Mr. Kruguer. A copy of the press release has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

99.1    Press release, dated January 5, 2018 (furnished to the Commission as part of this Form 8-K).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.
(Registrant)

Date:	January 5, 2018	By:	/s/ Michael J. Skipworth
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 5, 2018.